Note 23 - Impact of Recently Issued Accounting Standards	12 Months Ended
Dec. 31, 2015
Disclosure Text Block [Abstract]
Description of New Accounting Pronouncements Not yet Adopted [Text Block]
23.	Impact of recently issued accounting standards

In April 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. This ASU changes the threshold for reporting discontinued operations and adds new disclosures. This ASU was effective for the Company on January 1, 2015. The Company expects that the adoption of this ASU will result in fewer disposals of businesses to be reported as discontinued operations.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. This ASU clarifies the principles for recognizing revenue and converges the standards for US GAAP and International Financial Reporting Standards (“IFRS”). The standard was to be effective for the Company on January 1, 2017; however, in August 2015, ASU No. 2015-14 was issued deferring the effective date by one year to January 1, 2018. The Company is currently assessing the impact of this ASU on its financial position, results of operations and related financial statement disclosures.

In November 2015, the FASB issued ASU No. 2015-17, Balance Sheet Classification of Deferred Taxes. This ASU simplifies the presentation of all tax assets and liabilities by no longer requiring an allocation between current and non-current. All deferred tax assets and liabilities, along with any related valuation allowance are to be classified as non-current on the balance sheet. While this change conforms to US GAAP and IFRS and reduces complexity in financial reporting, it may have a significant impact on working capital and the related ratios. The guidance will be effective on January 1, 2017. The Company is currently assessing the impact of this ASU on its financial position.